Prospectus

September 7, 2004


Putnam Floating Rate Income Fund


Class A, B, C, M and R shares

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.



    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?


 9  Who manages the fund?

12  How does the fund price its shares?

12  How do I buy fund shares?

18  How do I sell fund shares?

19  How do I exchange fund shares?

20  Fund distributions and taxes

[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks high current income. Preservation of capital is a secondary goal.

MAIN INVESTMENT STRATEGIES -- Floating Rate Loans

We invest mainly in corporate loans and other corporate debt securities which:

* have floating rates of interest

* are obligations of U.S. issuers and

* are below investment grade in quality (similar to "junk bonds").

Under normal circumstances, we invest at least 80% of the fund's net assets in income-producing floating rate loans and other floating rate debt securities.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in investments rated below investment grade, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes the risk of adverse changes in the issuers of investments the fund holds and interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. To the extent the fund holds floating rate loans, interest rate risk may be reduced but will not be eliminated.

You can lose money by investing in the fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year.

FEES AND EXPENSES


This table summarizes the fees and expenses you may pay if you invest in the fund. The expenses shown are estimated based on the fund's current fiscal year, which ends on February 28, 2005.

Shareholder Fees (fees paid directly from your investment)*
-------------------------------------------------------------------------------
                    Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------

Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of the
offering price)        3.25%     NONE      NONE      2.00%     NONE

Maximum Deferred
Sales Charge
(Load) (as a
percentage of the
original purchase
price or redemption
proceeds, whichever
is lower)             NONE**     3.00%     1.00%    NONE**     NONE

Maximum Redemption
Fee*** (as a
percentage of
total redemption
proceeds)              2.00%     2.00%     2.00%     2.00%     2.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                 Total Annual
         Management   Distribution     Other    Fund Operating    Peer Group
            Fees     (12b-1) Fees     Expenses     Expenses+    Expense Ratio++
-------------------------------------------------------------------------------
Class A    0.65%         0.25%         0.40%         1.30%         1.11%
Class B    0.65%         0.85%         0.40%         1.90%         1.71%
Class C    0.65%         1.00%         0.40%         2.05%         1.86%
Class M    0.65%         0.40%         0.40%         1.45%         1.26%
Class R    0.65%         0.50%         0.40%         1.55%         1.36%
-------------------------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.

 ** A deferred sales charge of up to 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

  + Does not reflect waivers made in connection with Putnam Management's undertaking, through February 28, 2005, to waive or reimburse expenses to the extent necessary to keep the fund's total annual fund operating expenses at or below the average of the expenses of front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund, as periodically reported by Lipper Inc. See the Statement of Additional Information for further details.

 ++ Average of the expenses of front-end load funds in the fund's Lipper
    Inc. peer group, as of July 30, 2004. Putnam Management has adjusted this average to reflect the higher 12b-1 fees carried by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

 <> See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.


EXAMPLE


The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-----------------------------------------------
                       1 year       3 years
-----------------------------------------------
Class A                $453          $724
Class B
(no redemption)        $193          $597
Class B                $493          $797
Class C
(no redemption)        $208          $643
Class C                $308          $643
Class M                $345          $649
Class R                $158          $490
-----------------------------------------------


What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in floating rate corporate loans and, to a lesser extent, other floating rate debt securities. Under normal market conditions, the fund will invest at least 80% of its net assets in floating rate investments. Floating rate loans are debt obligations that have interest rates which adjust or "float" periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major U.S. banks. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. The fund may also invest in fixed rate debt instruments.

A description of the risks associated with the fund's main investment strategies follows.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We expect to invest mostly in floating rate loans and other floating rate debt securities that are rated BB or B or its equivalent at the time of purchase by nationally recognized securities rating agencies rating such investments, or are unrated investments that we believe are of comparable quality. However, we may invest the fund's assets without limit in floating rate loans and other floating rate debt securities rated above BB or below B or their respective equivalents, at the time of purchase, and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade and are generally known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them.

When the fund invests in a loan participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan will default on its obligations.

The fund will invest mostly in senior secured corporate loans, which are senior to most of the borrower's other obligations, are secured by collateral and are generally subject to more favorable restrictive covenants than junk bonds. While these protections may reduce credit risk, the fund will remain subject to significant credit risk.

A significant portion of the fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leverage recapitalization loans and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than other investments.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability to buy lower-rated debt than it does in our ability to buy investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Impairment of collateral. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may not be fully collateralized and may decline in value.

* Interest rate risk. The values of debt instruments, including loans and bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

* Prepayment risk. Most floating rate loans, and some other debt securities, allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

* Access to confidential information. With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect the fund's investment performance.

* Industry focus. The fund will not invest more than 25% of its total assets in floating rate loans of borrowers in a single industry. Events that affect banking or related industries may affect the agent banks administering floating rate loans, or any intermediate participants positioned between the fund and the borrower with respect to a loan participation, and may have a significant effect on the fund.

* Foreign investments. We may invest up to 25% of the fund's net assets in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. Many of the floating rate loans will be subject to legal or contractual restrictions on resale. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. We may not be able to sell the fund's illiquid investments when we consider it desirable to do so or we may be able to sell them only at less than their market value. Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in derivatives, including futures, options, warrants and swap contracts, and in equity securities, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on U.S. stock exchanges, commodities and futures markets involve the payment by the fund of brokerage commissions. Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's expense ratio, they are reflected in the fund's return.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect the undisclosed amount of profit or "mark-up" typically included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. Also, transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. As a result, funds that invest exclusively in fixed income securities and in the United States will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities or foreign securities. In addition, brokerage commissions do not reflect the extent to which the fund's purchase and sale transactions change the market price for an investment (the "market impact"), another element of transaction costs.

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays a monthly management fee to Putnam Management for these services based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:


0.65% of the first $500 million of such average net asset value; 0.55% of the next $500 million of such average net asset value, 0.50% of the next $500 million of such average net asset value; 0.45% of the next $5 billion of such average net asset value; 0.425% of the next $5 billion of such average net asset value; 0.405% of the next $5 billion of such average net asset value; 0.39% of the next $5 billion of such average net asset value; 0.38% of the next $5 billion of such average net asset value; 0.37% of the next $5 billion of such average net asset value; 0.36% of the next $5 billion of such average net asset value; 0.35% of the next $5 billion of such average net asset value; 0.34% of the next $5 billion of such average net asset value; 0.33% of the next $8.5 billion of such average net asset value; and 0.32% of any excess thereafter.


Putnam Management's address is One Post Office Square,
Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Loan Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

----------------------------------------------------------------------------
Portfolio leader     Since    Experience
----------------------------------------------------------------------------
Stephen C. Peacher   2004     1990 - Present         Putnam Management
----------------------------------------------------------------------------

Portfolio members    Since    Experience

----------------------------------------------------------------------------
Joseph H. Towell     2004     2001 - Present         Putnam Management
                              Prior to Sept. 2001    First Union Corporation
----------------------------------------------------------------------------

Neal J. Reiner       2004     2001 - Present         Putnam Management
                              Prior to 2001          Bain Capital/
                                                     Sankaty Advisors

----------------------------------------------------------------------------


* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time relative to peer groups. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Loan Participation Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.


* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Manage ment believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.


WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $100,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 3.00% if shares are sold within four years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

Class M shares

* Initial sales charge of up to 2.00%

* Lower sales charges available for investments of $100,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

-------------------------------------------------------------------------------
                       Class A sales charge      Class M sales charge
                       as a percentage of:       as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase     Net amount    Offering    Net amount    Offering
at offering price ($)   invested      price*      invested      price*
-------------------------------------------------------------------------------
Under 100,000            3.36%        3.25%        2.04%        2.00%
100,000 but under
250,000                  2.56         2.50         1.52         1.50
250,000 but under
500,000                  2.04         2.00         1.01         1.00
500,000 but under
1,000,000                1.52         1.00         NONE         NONE
1,000,000 and above      NONE         NONE         NONE         NONE
-------------------------------------------------------------------------------


* Offering price includes sales charge.


The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts":

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.


To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.


* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.


Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the fund's website at www.putnam.com/individual/index_funds.html and in the SAI.


Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within four years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase                     1      2      3      4      5+
-------------------------------------------------------------------------------
Charge                                  3%     3%     2%     1%     0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1% deferred sales charge if redeemed within one year of purchase and a 0.50% deferred sales charge if redeemed in the second year after purchase. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.


* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.


* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class B, class M and class R shares to 0.25%, 0.85%, 0.40% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.


How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions for loan repayment, redemptions from certain omnibus accounts, redemptions in the event of shareholder death or post-purchase disability and redemptions made as part of a systematic withdrawal plan. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees. Please see the SAI for details.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?


If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. Class B shares of most other Putnam funds have a higher deferred sales charge than the fund. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.


The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose short-term trading fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund declares a distribution daily based on our projections of its estimated net income. The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


Make the most of your Putnam privileges

  As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

  Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

  Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

  Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

  Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

  A 2.00% short-term trading fee will apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% short-term trading fee may apply to exchanges of shares of certain Putnam funds that occur within 6 to 90 days of purchase. Please read the prospectus of the applicable fund for more details.

* DIVIDENDS PLUS

  Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

  To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

  Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

  Many of these services can be accessed online at www.putnaminvestments.com.

  For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


For more information
about Putnam Floating Rate
Income Fund


The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com


             File No. 811-7513  NP094 217551 8/04







PUTNAM FLOATING RATE INCOME FUND

A Series of Putnam Funds Trust

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


July 23, 2004, as revised September 7, 2004

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's prospectus datedSeptember 7, 2004, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.


TABLE OF CONTENTS

PART I

FUND ORGANIZATION AND CLASSIFICATION....................................... 3
INVESTMENT RESTRICTIONS.................................................... 4
CHARGES AND EXPENSES....................................................... 6
INDEPENDENT ACCOUNTANTS.................................................... 9

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS.................. 1
TAXES..................................................................... 25
MANAGEMENT................................................................ 30
DETERMINATION OF NET ASSET VALUE.......................................... 41
HOW TO BUY SHARES......................................................... 43
DISTRIBUTION PLANS........................................................ 53
INVESTOR SERVICES......................................................... 57
SIGNATURE GUARANTEES...................................................... 60
SUSPENSION OF REDEMPTIONS................................................. 61
SHAREHOLDER LIABILITY..................................................... 61
PROXY VOTING GUIDELINES AND PROCEDURES.................................... 61
SECURITIES RATINGS........................................................ 61
DEFINITIONS............................................................... 66
APPENDIX A................................................................ 67


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Floating Rate Income Fund is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to June 24, 2004, the fund was known as Putnam Floating Rate Daily Access Fund.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except (i) when otherwise required by the Investment Company Act of 1940 or when the trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities of other investment companies.

(7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

(8) With respect to 75% of its total assets, acquire more than 10% of the outstanding securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities of other investment companies.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

Subject to shareholder approval at a meeting tentatively scheduled for November 11, 2004, the Trustees have approved the following modifications to fundamental restrictions (5) above:

(5) "The fund may not ...[make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds) by entering into repurchase agreements, or by lending its portfolio securities.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

------------------------------------------------------------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Conversion to a master-feeder structure. The fund currently invests directly in corporate loans and other securities, but may in the future, invest its assets in another investment company that, in turn, invests its assets in corporate loans and other securities in a "master/feeder" structure. If the fund's Trustees approve the conversion of the fund to a master/feeder structure, no shareholder approval would be required; your purchase of fund shares is deemed to be your consent to a conversion. The fund will, however, notify you in advance of any conversion. It is not expected that a conversion would result in increased expenses.


CHARGES AND EXPENSES

Management fees

Under a Management Contract with the Trust dated June 7, 1996, as most recently revised on June 25, 2004, the fund pays a monthly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.65% of the first $500 million of average net asset value; 0.55% of the next $500 million of such average net asset value, 0.50% of the next $500 million of such average net asset value; 0.45% of the next $5 billion of such average net asset value; 0.425% of the next $5 billion of such average net asset value; 0.405 of the next $5 billion of such average net asset value; 0.39% of the next $5 billion of such average net asset value; 0.38% of the next $5 billion of such average net asset value; 0.37% of the next $5 billion of such average net asset value; 0.36% of the next $5 billion of such average net asset value; 0.35% of the next $5 billion of such average net asset value; 0.34% of the next $5 billion of such average net asset value; 0.33% of the next $8.5 billion of such average net asset value; and 0.32% of any excess thereafter.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the estimated fees to be paid to each Trustee by the fund for its first full fiscal year of operations and the fees paid to each Trustee by all of the Putnam funds during calendar year 2003:




COMPENSATION TABLE

                                 Estimated pension    Estimated annual        Total
           Estimate aggregate      or retirement      benefits from all   compensation
            compensation from   benefits accrued as   Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)(4)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)           $658               $161              $100,000            $215,500

Charles B. Curtis/
2001               $639               $225              $100,000            $210,250

John A. Hill/
1985 (5)(7)      $1,267               $210              $200,000            $413,625

Ronald J. Jackson/
1996 (5)           $654               $171              $100,000            $214,500

Paul L. Joskow/
1997 (5)           $672               $122              $100,000            $215,250

Elizabeth T. Kennan/
1992               $633               $215              $100,000            $207,000

John H. Mullin, III/
1997 (5)           $634               $187              $100,000            $208,750

Robert E. Patterson/
1984               $638               $116              $100,000            $206,500

George Putnam, III/
1984 (7)           $800                $96              $125,000            $260,500

A.J. C. Smith/
1986 (6)             --                 $0               $93,333                  --

W. Thomas Stephens/
1997 (5)           $647               $171              $100,000            $206,500

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(6)Marsh & McLennan Companies, Inc.compensates Mr. Smith for his service as Trustee. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.


(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service. The Trustees have terminated the Plan with respect to any Trustee first elected after 2003.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership


As ofAugust 31, 2004, Putnam Investments owned of record and beneficially99.50% of the shares of the fund, and therefore may be deemed to "control" the fund. Putnam Investments LLC, a Delaware limited liability company, is owned by Putnam Investments Trust, a Massachusetts business trust, which in turn is owned by Marsh & McLennan Companies, Inc., a Delaware corporation. The address of Putnam
Investments, LLC is One Post Office Square, Boston, MA 02109.


INDEPENDENT ACCOUNTANTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, Boston,
Massachusetts 02110, are the fund's independent accountants providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.